Subsequent events	12 Months Ended
Sep. 30, 2023
Subsequent events
Subsequent events

Note 16 - Subsequent events

On September 26, 2022, Farmmi, Inc., a Cayman Islands company (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (the “Investor”), pursuant to which the Company issued to the Investor an unsecured promissory note (the “Note” and together with the Purchase Agreement, the “Agreements”) in the original principal amount of $6,440,000, convertible into ordinary shares of the Company (the “Ordinary Shares”) for $6,000,000 in gross proceeds. The Note bears interest at a rate of 7% per year and have a term of twelve months after the purchase price of the Note is delivered by the Investor to the Company (the “Purchase Price Date”). Under the Agreements, the Investor has the right to redeem the Note six months after the Purchase Price Date, and redemptions may be satisfied in cash, Ordinary Shares or a combination of cash and Ordinary Shares at the Company’s election.

On November 13, 2023 (the “Agreement Date”), the Company and the Investor entered an Amendment to Convertible Promissory Note (the “Extension Agreement”), both parties mutually agreed to extend the term of the Note from twelve months to twenty-four months from the Purchase Price Date, or September 28, 2024. As consideration for the term extension and related costs incurred by the Investor, the Company agreed to pay to the Investor an extension fee equal to seven percent (7%) of the outstanding balance of the Note as of the Agreement Date (the “Extension Fee”), which is added to the remaining outstanding balance of the Note. The Company further agreed to repay the Note by a minimum of $250,000 per month beginning December 2023 and also to pay ten percent (10%) of any funds raised through public offerings within five trading days of the closing dates until the remaining outstanding balance of the Note is paid in full. In addition, the Company is required to pay any redemption amount in cash, if on the applicable redemption date, the Redemption Conversion Price (defined in the Note) is below $1.00 per share. Other than the terms amended by the Extension Agreement, other provisions of the Note remain unchanged.

On January 12, 2024, the Company and the Investor entered a Forbearance Agreement, the Company entered into a forbearance agreement (the “Agreement”) with the Investor, pursuant to which the Investor agreed to refrain and forbear from bringing any action to enforce any remedies against the Company for failure to deliver the cash amount in accordance to a certain redemption notice delivered to the Company by the Lender on January 20, 2023 (the “Forbearance”). In exchange for the Forbearance, the Company agreed to pay the Lender a forbearance fee equal to 10% of the outstanding balance as of the date of the Agreement.

The Forbearance will terminate immediately upon the Company’s failure to comply with certain terms and conditions set forth in the Agreement. Upon termination of the Forbearance, the Investor may seek all recourse available to it under the terms of the Note, the Agreement, any other documents entered into in conjunction therewith, or applicable laws. In addition, except as expressly set forth in the Agreement, the Forbearance does not constitute a waiver of, or an amendment to, any right, power, or remedy of the Investor under the Note or all other documents entered into in conjunction therewith as in effect prior to the date of the Agreement.

In January 2024, 200,000 ordinary shares were issued for the redemption of $0.2 million convertible notes.